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                                   EXHIBIT 3.2
                                   -----------

                      SECOND AMENDED AND RESTATED BYLAWS OF
                                 MICROTUNE, INC.

                      SECOND AMENDED AND RESTATED BYLAWS OF
                                 MICROTUNE, INC.

                                   ARTICLE I

                                CORPORATE OFFICES
                                -----------------

         1.1      REGISTERED OFFICE
                  -----------------

         The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

         1.2      OTHER OFFICES
                  -------------

         The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

         2.1      PLACE OF MEETINGS
                  -----------------

         Meetings of stockholders shall be held at any place, either within or without the State of Delaware, as may be designated by the board of directors or in the manner provided in these bylaws. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation in the State of Delaware.

         2.2      ANNUAL MEETING
                  --------------

         The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place (within or without the state of Delaware), on such date, and at such time as the board of directors shall fix and set forth in the notice of the meeting, which date shall be within thirteen (13) months subsequent to the last annual meeting of stockholders.

         2.3      SPECIAL MEETING
                  ---------------

         A special meeting of the stockholders may be called at any time by the board of directors, the chairman or vice chairman of the board, the chief executive officer, the president or holder(s) of at least a majority of the outstanding voting stock of the corporation. If a special meeting of stockholders of the corporation is called by any party or parties other than the board of directors, no business may be transacted at such meeting other than as specified in the notice for such meeting or such other business as the board of directors may determine.

         Upon request in writing sent by registered mail to the president or chief executive officer by any stockholder or stockholders entitled to call a special meeting of stockholders pursuant to this Section 2.3, the board of directors shall determine a place and time for such meeting, which time shall be not less than one hundred twenty (120) nor more than one hundred thirty (130) days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the board of directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. Following such receipt of a request and determination of the validity of the request, it shall be the duty of the secretary to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in
Section 2.3 hereof, that a meeting will be held at the place and time so determined.

         2.4      NOTICE OF STOCKHOLDERS' MEETINGS
                  --------------------------------

         All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. No business other than that specified in the notice may be transacted at such meeting or in the case of the annual meeting, those matters that the board of directors, at the time of giving the notice, intends to present for action by the stockholders, but any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board of directors intends to present for election.

         2.5      ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER
                  ------------------------------------------------------
BUSINESS
---------

         Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

                  (i)    nominations for the election of directors, and

                  (ii) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary date of mailing of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the later of: (i) the day one hundred twenty (120) calendar days in advance of such meeting or (ii) the day ten (10) days following the day on which public announcement of the date of the meeting is first made. In no event shall the public announcement of any adjournment of a stockholders meeting commence a new time period for the giving of a stockholder's notice as described above. To be in proper form, a stockholder's notice to the secretary shall set forth:

                  (a) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or a brief description of the business to be proposed and the reasons for conducting such business at the annual meeting;

                  (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (c) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                  (d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and

                  (e) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

         The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or the proposal was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall declare so at the meeting, and refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE
                  --------------------------------------------

         Notice of any meeting of stockholders shall be given either personally or by mail, telecopy, telegram, or other electronic or wireless means. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Written notice of any meeting of stockholders shall be deemed to have been given at the time when delivered personally or, if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation or at the time of transmission when sent by telecopy, telegram, or other electronic or wireless means. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         2.7      QUORUM
                  ------

         The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the Chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.8 of these bylaws. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the Delaware General Corporation Law or the certificate of incorporation or these bylaws, a vote of a greater number or voting by classes is required, in which case such express provision shall govern and control the decision of the question. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         2.8      ADJOURNED MEETING; NOTICE
                  -------------------------

         Any stockholder's meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the voting power of the shares represented at that meeting, either in person or by proxy. In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.7 of these bylaws.

         When any meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Notice of any such adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections
2.5 and 2.6 of these bylaws.

         2.9      CONDUCT OF BUSINESS
                  -------------------

         Meetings of stockholders shall be presided over by the chairman of the board, if any, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by a chairman of the meeting, which chairman must be an officer or director of the Company, designated by the board of directors. The secretary, or in his or her absence an assistant secretary, or in the absence of the secretary and all assistant secretaries a person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

         The board of directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of the stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the board of directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot. Unless and to the extent determined by the board of directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

         2.10     VOTING
                  ------

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

         Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

         Any stockholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares, or (except when the matter is the election of directors) may vote them against the proposal; but if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares which the stockholder is entitled to vote.

         2.11     WAIVER OF NOTICE
                  ----------------

         The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy.

         Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

         2.12     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
                  -------------------------------------------------------

         Unless otherwise provided in the certificate of incorporation, the stockholders of the corporation may not act by written consent without a meeting but instead must act at a duly called annual or special meeting.

         2.13     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS
                  -----------------------------------------------------------

         In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than, sixty
(60) days prior to any other action.

         If the board of directors does not so fix a record date:

                  (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                  (ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the first date on which a signed written consent is delivered to the corporation.

                  (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting; provided, further, that the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

         2.14     PROXIES
                  -------

         Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for him, her or it by proxy. Proxies for use at any meeting of stockholders shall be filed with the secretary of the corporation, or such other officer as the board of directors may from time to time determine by resolution, before or at the time of the meeting. A written proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the person.

         No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the Delaware General Corporation Law.

         Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of such portion of the shares as is equal to the reciprocal of the fraction equal to the number of proxies representing such shares divided by the total number of shares represented by such proxies.

         2.15     INSPECTORS OF ELECTION
                  ----------------------

         Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

         Such inspectors shall:

                  (i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum and the authenticity, validity, and effect of proxies;

                  (ii)   receive votes, ballots or consents;

                  (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

                  (iv)   count and tabulate all votes or consents;

                  (v)    determine when the polls shall close;

                  (vi)   determine the result; and

                  (vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

         The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act, or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

         2.16     LIST OF STOCKHOLDERS ENTITLED TO VOTE
                  -------------------------------------

         The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

         3.1      POWERS
                  ------

         Subject to the provisions of the Delaware General Corporation Law and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2      NUMBER OF DIRECTORS
                  -------------------

         The initial number of directors shall be ten (10). The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. Upon the closing of the first sale of the corporation's common stock pursuant to a firmly underwritten registered public offering (the "IPO"), the Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors. At the first annual meeting of stockholders following the closing of the IPO, the term of office of the Class I Directors shall expire and Class I Directors shall be elected to hold office until the third succeeding annual meeting of the stockholders held after such election. At the second annual meeting of stockholders following the closing of the IPO, the term of office of the Class II Directors shall expire and Class II Directors shall be elected to hold office until the third succeeding annual meeting of the stockholders held after such election. At the third annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class III Directors shall expire and Class III Directors shall be elected to hold office until the third succeeding annual meeting of the stockholders held after such election. At each succeeding annual meeting of stockholders, Directors shall be elected to hold office until the third succeeding annual meeting of the stockholders held after such election to succeed the Directors of the class whose terms expire at such annual meeting.

         Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         3.3      ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS
                  -------------------------------------------------------

         Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the third succeeding annual meeting of the stockholders held after such election. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected or appointed to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

         Elections of directors need not be by written ballot unless so required by the certificate of incorporation or by these bylaws, wherein other qualifications for directors may be prescribed.

         3.4      RESIGNATION AND VACANCIES
                  -------------------------

         Any director may resign at any time upon written notice to the attention of the chairman of the board, the president or secretary of the corporation or the board of directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section in the filling of other vacancies.

         Unless otherwise provided in the certificate of incorporation or these bylaws:

                  (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so elected shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until a successor has been elected and qualified.

                  (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

         If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders solely for the purpose of electing directors in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the Delaware General Corporation Law.

         If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the Delaware General Corporation Law as far as applicable.

         3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE
                  ----------------------------------------

         The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware that have been designated from time to time by resolution of the board of directors. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

         Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of such board of directors, or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

         3.6      REGULAR MEETINGS
                  ----------------

         Regular meetings of the board of directors may be held without notice if the time of such meetings are fixed by the board of directors.

         3.7      SPECIAL MEETINGS; NOTICE
                  ------------------------

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telegram, it shall be delivered, personally or by telephone or to the telegraph company at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

         3.8      QUORUM
                  ------

         At all meetings of the board of directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, except to fill vacancies in the board of directors as provided in Section 3.4 and to adjourn as provided in Section 3.11 of these bylaws, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation, or these bylaws.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         3.9      WAIVER OF NOTICE
                  ----------------

         Whenever notice is required to be given under any provision of the Delaware General Corporation Law, the certificate of incorporation, or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

         3.10     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
                  -------------------------------------------------

         Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors.

         3.11     ADJOURNMENT
                  -----------

         A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

         3.12     NOTICE OF ADJOURNMENT
                  ---------------------

         Notice of the time and place of holding an adjourned meeting need not be given if announced at the meeting and the meeting is adjourned for less than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four
(24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these Bylaws, to the directors who were not present at the time of the adjournment.

         3.13     REMOVAL OF DIRECTORS
                  --------------------

         Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed only for cause by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or, if there be classes of directors, at an election of the class of directors of which such director is a part.

         3.14     ORGANIZATION
                  ------------

         Meetings of the board of directors shall be presided over by the chairman of the board, if any, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by the chairman of the executive committee, if any, or in his or her absence by the president, if any, or in his or her absence by the executive vice-president. In the absence of all such directors, a president pro tem chosen by a majority of the directors present shall preside at the meeting. The secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         3.15     FEES AND COMPENSATION OF DIRECTORS
                  ----------------------------------

         Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors and members of standing committees, and such directors and members shall be reimbursed for all reasonable expenses incurred in attending and returning from meetings of the board of directors or committees, as the case may be. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         3.16     APPROVAL OF LOANS TO OFFICERS
                  -----------------------------

         The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this Section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                   ARTICLE IV

                                   COMMITTEES
                                   ----------

         4.1      COMMITTEES OF DIRECTORS
                  -----------------------

         The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority (i) approving or adopting or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or
(ii) adopting, amending, or repealing any bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

         4.2      COMMITTEE MINUTES
                  -----------------

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

         4.3      MEETINGS AND ACTION OF COMMITTEES
                  ---------------------------------

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section
3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum),
Section 3.9 (waiver of notice), Section 3.10 (action without a meeting), Section
3.11 (adjournment), and Section 3.12 (notice of adjournment), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                    ARTICLE V

                                    OFFICERS
                                    --------

         5.1      OFFICERS
                  --------
         The officers of the corporation shall be a chief executive officer or president, a secretary, and a chief financial officer who shall be chosen by the board of directors and such other officers. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

         5.2      APPOINTMENT OF OFFICERS
                  -----------------------

         The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be appointed by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

         5.3      SUBORDINATE OFFICERS
                  --------------------

         The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         5.4      REMOVAL AND RESIGNATION OF OFFICERS; FILLING VACANCIES
                  ------------------------------------------------------

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred, by the board of directors.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

         5.5      REPRESENTATION OF SHARES OF OTHER CORPORATIONS
                  ----------------------------------------------

         The chairman of the board, the president, any vice president, the chief financial officer the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

         5.6      AUTHORITY AND DUTIES OF OFFICERS
                  --------------------------------

         All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

                                   ARTICLE VI

                                    INDEMNITY
                                    ---------

         6.1      THIRD PARTY ACTIONS
                  -------------------

         The corporation shall indemnify any person (i) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation or of another enterprise at the request of such predecessor corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo
                                                                         ----
contendere or its equivalent, shall not, of itself, create a presumption that
----------
the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful; provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized in advance by the board of directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the General Corporation Law of Delaware or (iv) such indemnification is required to be made pursuant to an individual contract.

         6.2      ACTIONS BY OR IN THE RIGHT OF THE CORPORATION
                  ---------------------------------------------

         The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding any other provision of this Article VI, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

         6.3      SUCCESSFUL DEFENSE
                  ------------------

         To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

         6.4      DETERMINATION OF CONDUCT
                  ------------------------

         Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by the Board of Directors or the Executive Committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (2) or if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders. Notwithstanding the foregoing, a director, officer, employee or agent of the Corporation shall be entitled to contest any determination that the director, officer, employee or agent has not met the applicable standard of conduct set forth in Sections 6.1 and 6.2 by petitioning a court of competent jurisdiction.

         6.5      PAYMENT OF EXPENSES IN ADVANCE
                  ------------------------------

         Expenses incurred in defending a civil or criminal action, suitor proceeding, by an individual who may be entitled to indemnification pursuant to
Section 6.1 or 6.2, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VI; provided, however, that the corporation shall not be required to advance expenses to any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

         Notwithstanding the foregoing, unless otherwise determined pursuant to
Section 6.6, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

         6.6      INDEMNITY NOT EXCLUSIVE
                  -----------------------

         The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

         6.7      AMENDMENTS
                  ----------

         Any repeal or modification of these bylaws shall only be prospective and shall not affect the rights under these bylaws in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any director, officer, employee, or agent of the corporation.

         6.8      INSURANCE INDEMNIFICATION
                  -------------------------

         The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article VI.

         6.9      THE CORPORATION
                  ---------------

         For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

         6.10     EMPLOYEE BENEFIT PLANS
                  ----------------------

         For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VI.

         6.11     CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
                  -----------------------------------------------------------

         The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                            ARTICLE VII

                        RECORDS AND REPORTS
                        -------------------

         7.1      MAINTENANCE AND INSPECTION OF RECORDS
                  -------------------------------------

         The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         7.2      INSPECTION BY DIRECTORS
                  -----------------------

         Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

         7.3      ANNUAL STATEMENT TO STOCKHOLDERS
                  --------------------------------

         The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                               ARTICLE VIII

                             GENERAL MATTERS
                             ---------------

         8.1      RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING
                  -----------------------------------------------------

         For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by law.

         If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

         8.2      CHECKS
                  ------

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.3      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS
                  ------------------------------------------------

         The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.4      STOCK CERTIFICATES; PARTLY PAID SHARES
                  --------------------------------------

         The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.5      SPECIAL DESIGNATION ON CERTIFICATES
                  -----------------------------------

         If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         8.6      LOST CERTIFICATES
                  -----------------

         Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. The board of directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

         8.7      CONSTRUCTION; DEFINITIONS
                  -------------------------

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

         8.8      DIVIDENDS
                  ---------

         The directors of the corporation, subject to any restrictions contained in (i) the Delaware General Corporation Law or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

         The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation and meeting contingencies.

         8.9      PROVISIONS ADDITIONAL TO PROVISIONS OF LAW
                  ------------------------------------------

     All restrictions, limitations, requirements and other provisions of these bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

         8.10     PROVISIONS CONTRARY TO PROVISIONS OF LAW
                  ----------------------------------------

         Any article, section, subsection, subdivision, sentence, clause or phrase of these bylaws which, upon being construed in the manner provided in
Section 8.9 hereof, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these bylaws, it being hereby declared that these bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

         8.11     NOTICES
                  -------

         Any reference in these bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mail, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless means, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

         8.12     FISCAL YEAR
                  -----------

         The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

         8.13     SEAL
                  ----

         The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         8.14     TRANSFER OF STOCK
                  -----------------

         Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

         8.15     STOCK TRANSFER AGREEMENTS
                  -------------------------

         The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

         8.16     REGISTERED STOCKHOLDERS
                  -----------------------

         The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------

         The bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors; provided, however, that any proposed alteration or repeal of, or the adoption of any bylaw inconsistent with, Section 2.2, 2.3, 2.4, or 2.12 of Article II of these bylaws or with Section 3.2, 3.3, 3.4 or 3.6 of Article III of these bylaws or this sentence, by the stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all voting stock then outstanding, voting together as a single class; and, provided, further, however, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new bylaw or bylaws must be contained in the notice of such special meeting. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

                                  EXHIBIT 3.2
                                  -----------
                                 MICROTUNE, INC.

                        CERTIFICATE OF ADOPTION OF BYLAWS

                        ==================================

         The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Microtune, Inc. and that the foregoing Second Amended and Restated Bylaws, comprising twenty-four (24) pages, were adopted as the Second Amended and Restated Bylaws of the corporation on March 4, 2002 by the board of directors of the corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this ___ day of March, 2002.

                                    ___________________________________________
                                    Secretary

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I CORPORATE OFFICES...................................................1
     1.1   REGISTERED OFFICE..................................................1
     1.2   OTHER OFFICES......................................................1

ARTICLE II MEETINGS OF STOCKHOLDERS...........................................1
     2.1   PLACE OF MEETINGS..................................................1
     2.2   ANNUAL MEETING.....................................................1
     2.3   SPECIAL MEETING....................................................1
     2.4   NOTICE OF STOCKHOLDERS' MEETINGS...................................2
     2.5   ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS....2
     2.6   MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.......................3
     2.7   QUORUM.............................................................4
     2.8   ADJOURNED MEETING; NOTICE..........................................4
     2.9   CONDUCT OF BUSINESS................................................4
     2.10  VOTING.............................................................5
     2.11  WAIVER OF NOTICE...................................................5
     2.12  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING............6
     2.13  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS........6
     2.14  PROXIES............................................................6
     2.15  INSPECTORS OF ELECTION.............................................7
     2.16  LIST OF STOCKHOLDERS ENTITLED TO VOTE..............................8

ARTICLE III DIRECTORS.........................................................8
    3.1    POWERS.............................................................8
    3.2    NUMBER OF DIRECTORS................................................8
    3.3    ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS............9
    3.4    RESIGNATION AND VACANCIES..........................................9
    3.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE..........................10
    3.6    REGULAR MEETINGS..................................................10
    3.7    SPECIAL MEETINGS; NOTICE..........................................10
    3.8    QUORUM............................................................11
    3.9    WAIVER OF NOTICE..................................................11
    3.10   BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.................11
    3.11   ADJOURNMENT.......................................................12
    3.12   NOTICE OF ADJOURNMENT.............................................12
    3.13   REMOVAL OF DIRECTOR...............................................12
    3.14   ORGANIZATION......................................................12
    3.15   FEES AND COMPENSATION OF DIRECTORS................................12
    3.16   APPROVAL OF LOANS TO OFFICERS.....................................13

ARTICLE IV COMMITTEES........................................................13
    4.1    COMMITTEES OF DIRECTORS...........................................13

                                TABLE OF CONTENTS
                                    (continued)

                                                                            Page
                                                                            ----

    4.2    COMMITTEE MINUTES.................................................13
    4.3    MEETINGS AND ACTION OF COMMITTEES.................................13
ARTICLE V OFFICERS...........................................................14
    5.1    OFFICERS..........................................................14
    5.2    APPOINTMENT OF OFFICERS...........................................14
    5.3    SUBORDINATE OFFICERS..............................................14
    5.4    REMOVAL AND RESIGNATION OF OFFICERS; FILLING VACANCIES............14
    5.5    REPRESENTATION OF SHARES OF OTHER CORPORATIONS....................15
    5.6    AUTHORITY AND DUTIES OF OFFICERS..................................15

ARTICLE VI INDEMNITY.........................................................15
    6.1    THIRD PARTY ACTIONS...............................................15
    6.2    ACTIONS BY OR IN THE RIGHT OF THE CORPORATION.....................16
    6.3    SUCCESSFUL DEFENSE................................................16
    6.4    DETERMINATION OF CONDUCT..........................................16
    6.5    PAYMENT OF EXPENSES IN ADVANCE....................................17
    6.6    INDEMNITY NOT EXCLUSIVE...........................................17
    6.7    AMENDMENTS........................................................17
    6.8    INSURANCE INDEMNIFICATION.........................................18
    6.9    THE CORPORATION...................................................18
    6.10   EMPLOYEE BENEFIT PLANS............................................18
    6.11   CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.......18

ARTICLE VII RECORDS AND REPORTS..............................................19
    7.1    MAINTENANCE AND INSPECTION OF RECORDS.............................19
    7.2    INSPECTION BY DIRECTORS...........................................19
    7.3    ANNUAL STATEMENT TO STOCKHOLDERS..................................19

ARTICLE VIII GENERAL MATTERS.................................................20
    8.1    RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING.............20
    8.2    CHECKS............................................................20
    8.3    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS..................20
    8.4    STOCK CERTIFICATES; PARTLY PAID SHARES............................20
    8.5    SPECIAL DESIGNATION ON CERTIFICATES...............................21
    8.6    LOST CERTIFICATES.................................................21
    8.7    CONSTRUCTION; DEFINITIONS.........................................22
    8.8    DIVIDENDS.........................................................22
    8.9    PROVISIONS ADDITIONAL TO PROVISIONS OF LAW........................22
    8.10   PROVISIONS CONTRARY TO PROVISIONS OF LAW..........................22
    8.11   NOTICES...........................................................22
    8.12   FISCAL YEAR.......................................................23
    8.13   SEAL..............................................................23
    8.14   TRANSFER OF STOCK.................................................23
    8.15   STOCK TRANSFER AGREEMENTS.........................................23

                                TABLE OF CONTENTS
                                    (continued)

                                                                            Page
                                                                            ----

    8.16   REGISTERED STOCKHOLDERS...........................................23

ARTICLE IX AMENDMENTS........................................................23

                                       iii